Exhibit 32.0

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Fairmount Bancorp, Inc. (the “Company”) for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, Joseph M. Solomon, President and Chief Financial Officer and Jodi L. Beal, Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company as of and for the period covered by the report.

By:	/s/ Joseph M. Solomon
Joseph M. Solomon
President and Chief Executive Officer
May 16, 2011

By:	/s/ Jodi L. Beal
Jodi L. Beal
Vice President and Chief Financial Officer
May 16, 2011

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